Exhibit 32.2

                                  SECTION 1350
                           CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of C&D Technologies, Inc. ("C&D"), to his knowledge, that the Quarterly Report of C&D on Form 10-Q for the period ended July 31, 2005, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of C&D.



Date: September 8, 2005                        /s/ Stephen E. Markert, Jr.
      -----------------                        ---------------------------------
                                                   Stephen E. Markert, Jr.
                                                   Vice President Finance
                                                   and Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)

     A signed original of this certification required by Section 906 has been provided to C&D Technologies, Inc. and will be retained by C&D Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.